T. Rowe Price QM U.S. Small & Mid-Cap Core Equity Fund

Supplement to Prospectus and Summary Prospectus dated May 1, 2021, as supplemented

In the Summary Prospectus and Section 1 of the Prospectus, the portfolio manager table under “Management” is supplemented as follows:

Effective February 1, 2022, Navneesh Malhan will step down as co-portfolio manager and cochair of the fund’s Investment Advisory Committee. David Corris, Prashant Jeyaganesh, and Vidya Kadiyam will remain as co-portfolio managers and cochairs of the fund’s Investment Advisory Committee.

In Section 2 of the Prospectus, the disclosure under “Portfolio Management” is supplemented as follows:

Effective February 1, 2022, Navneesh Malhan will step down as co-portfolio manager and cochair of the fund’s Investment Advisory Committee. David Corris, Prashant Jeyaganesh, and Vidya Kadiyam will remain as co-portfolio managers and cochairs of the fund’s Investment Advisory Committee.

The date of this supplement is January 24, 2022.

F202-042 1/24/22